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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 5, 2003


                             TERRA INDUSTRIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                Maryland                                 1-8520                              52-1145429
(State or other jurisdiction of incorporation)     (Commission File Number)      (IRS Employer Identification No.)

                                  Terra Centre
                        600 Fourth Street, P.O. Box 6000
                           Sioux City, Iowa 51102-6000
                                 (712) 277-1340
          (Address of Principal Executive Offices, including Zip Code)
              (Registrant's Telephone Number, Including Area Code)

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Item 5.     Other Events.

     On March 5, 2003, Terra Industries Inc. issued the press release contained in Exhibit 99.1 hereto, which is incorporated by reference herein.

Item 7.     Exhibits

     99.1   March 5, 2003 Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          TERRA INDUSTRIES INC.


                                          /s/ Mark A. Kalafut
                                          --------------------------------------
                                          Mark A. Kalafut
                                          Vice President, General Counsel and
                                          Corporate Secretary

Date: March 6, 2003